                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

                               DELAWARE VIP TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[_]  Fee paid previously with preliminary proxy materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ____________________________________________________________

     2)   Form, Schedule or Registration Statement No.:

          ____________________________________________________________

     3)   Filing Party:

          ____________________________________________________________

     4)   Date Filed:

          ____________________________________________________________

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



                                  July 6, 2004

                        DELAWARE VIP GLOBAL BOND SERIES

Dear Shareholders:

   Enclosed is a Notice of Meeting for a Special Meeting of Shareholders of Delaware VIP Global Bond Series (the "Fund"), a separate series of Delaware VIP Trust (the "Trust"). The Meeting has been called for August 31, 2004 at 3:00 p.m., Eastern time, at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103. The accompanying Proxy Statement describes certain proposals (the "Proposals") being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card or voting instruction form.

   PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY CARD
                           OR VOTING INSTRUCTION FORM!

   The enclosed Proxy Statement describes two separate Proposals. In Proposal 1, you are being asked to consider and approve a new investment management agreement for the Fund. As more fully described in the Proxy Statement, a new investment management agreement is needed as a result of the pending sale by Delaware Investments of its London-based international investment management business, specifically Delaware International Advisers Ltd. ("DIAL"). If the shareholders of the Fund approve Proposal 1, Delaware Management Company ("DMC") will replace DIAL as the manager of the Fund.

   In Proposal 2, you are being asked to ratify an interim investment management agreement with DIAL. An interim investment management agreement will only be entered into if, because of the timing of the sale of DIAL, there would otherwise be a period where there would be no investment manager for the Fund.

   The Proposals are being presented to shareholders in connection with Delaware Investments' pending sale of DIAL. The sale of DIAL will result in the automatic termination of DIAL's investment management agreement with the Trust on behalf of the Fund. None of the Proposals will result in a change in the investment objective or investment policies of the Fund, nor will the investment management fee, or any other expenses paid by the Fund, change.

   Please take the time to review this entire document and vote now! Whether or not you plan to attend the Special Meeting, please vote your shares by completing, dating and signing the enclosed proxy card (for shareholders of record) or voting instruction form (for variable contract owners of record). If you determine at a later date that you wish to attend the Special Meeting, you may revoke your proxy/voting instructions and vote in person. Proxy cards and voting instruction forms must be received prior to the Meeting in order to be counted.

   Thank you for your prompt attention and participation.

                                     Sincerely,

                                     /s/ Jude T.  Driscoll
                                     ------------------------------------
                                     Jude T.  Driscoll
                                     President and Chief Executive Officer

                       This page intentionally left blank

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)




                         DELAWARE VIP GLOBAL BOND SERIES
                    (a separate series of Delaware VIP Trust)

                               2005 Market Street
                             Philadelphia, PA 19103
                                 (800) 523-1918

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held on August 31, 2004

   To the Shareholders of Delaware VIP Global Bond Series and to the Owners of Variable Annuity Contracts or Variable Life Insurance Policies entitled to give voting instructions to Allmerica and Lincoln Annuity (as such terms are defined below), the shareholders of record of Delaware VIP Global Bond Series:

   This is your official notice that a Special Meeting of Shareholders (the "Meeting") of Delaware VIP Global Bond Series (the "Fund"), a separate series of Delaware VIP Trust, a Delaware statutory trust (the "Trust"), has been called by the Board of Trustees of the Trust and will be held on August 31, 2004 at 3:00 p.m., Eastern time, at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103. The Special Meeting is being called for the following reasons:

   1. To approve an Investment Management Agreement between the Trust, on behalf of the Fund, and Delaware Management Company (Proposal 1).

   2. Only if the DIAL Acquisition (as defined below) is completed before shareholders have approved an investment management agreement on behalf of the Fund, to ratify an Interim Investment Management Agreement, if any, between the Trust and Delaware International Advisers Ltd. (Proposal 2).

   3. To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

   Proposal 1 and Proposal 2 set forth above are more fully described in the attached Proxy Statement. Copies of the proposed Investment Management Agreement and the form of Interim Investment Management Agreement are attached as Schedules A and B to the Proxy Statement, respectively.

   Shares of the Fund are purchased by certain separate accounts of Allmerica Financial Life Insurance & Annuity Co. ("Allmerica") and Lincoln Life and Annuity Company ("Lincoln Annuity") to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("variable contracts"). Allmerica and Lincoln Annuity hereby solicit and agree to vote at the Meeting, to the extent required, the shares of the Fund that are held in separate accounts in accordance with timely instructions received from owners of the variable contracts. With respect to all other shareholders, the Board of Trustees of the Trust is soliciting your votes.

   If you are a shareholder of record of the Fund as of the close of business on June 22, 2004, you have the right to direct the persons listed on the enclosed proxy card as to how your shares in the Fund should be voted. If you are a variable contract owner of record at the close of business on June 22, 2004, you have the right to instruct Allmerica or Lincoln Annuity, as the case may be, as to the manner in which the Fund shares attributable to your variable contract should be voted. To assist you, a voting instruction form is enclosed. In addition, a Proxy Statement describing the matters to be voted on at the Meeting or any adjournment(s) thereof is attached to this Notice. YOUR VOTE IS IMPORTANT.

                                            By Order of the Board of Trustees,


                                            /s/ Richelle S.  Maestro
                                            ------------------------------------
                                            Richelle S.  Maestro
                                            Secretary


July 6, 2004

--------------------------------------------------------------------------------
TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE THE EXPENSE OF FURTHER
 MAILINGS, PLEASE MARK YOUR PROXY CARD OR VOTING INSTRUCTION FORM, SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE
UNITED STATES. PROXY CARDS AND VOTING INSTRUCTION FORMS MUST BE RECEIVED BEFORE
    THE MEETING IN ORDER TO BE COUNTED. YOU MAY REVOKE YOUR PROXY OR VOTING
                        INSTRUCTIONS BEFORE THE MEETING.
--------------------------------------------------------------------------------

                                       PROXY STATEMENT

                                      TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Meeting Information ..................................................................   1
Purposes of the Meeting ..............................................................   1
More Information Regarding the Fund ..................................................   1
OVERVIEW OF THE PROPOSALS ............................................................   2
   Why am I getting this Proxy? ......................................................   2
   What is an "Interim Agreement?" ...................................................   2
   What is the Board of Trustees Recommending? .......................................   2
PROPOSAL 1: TO APPROVE AN INVESTMENT MANAGEMENT AGREEMENT WITH DMC ...................   3
   Introduction ......................................................................   3
   Approval of the New Investment Management Agreement ...............................   3
   Comparison of the Current Agreement and the New Investment Management Agreement ...   3
   Advisory Services .................................................................   3
   Sub-Advisers ......................................................................   4
   Fees ..............................................................................   4
   Payment of Expenses ...............................................................   4
   Brokerage .........................................................................   4
   Limitation of Liability ...........................................................   5
   Continuance .......................................................................   5
   Termination .......................................................................   5
   Board Considerations and Determinations ...........................................   5
PROPOSAL 2 - TO RATIFY THE INTERIM AGREEMENT WITH DIAL ...............................   7
ADDITIONAL INFORMATION ABOUT DMC, DIAL AND OTHER SERVICE PROVIDERS ...................   7
   DMC and DIAL ......................................................................   7
   Administrator and Distributor .....................................................   9
VOTING INFORMATION ...................................................................   9
   How many votes are necessary to approve the Proposals? ............................   9
   How do I ensure my vote is accurately recorded? ...................................   9
   May I revoke my proxy/voting instructions? ........................................  10
   What other matters will be voted upon at the Meeting? .............................  10
   Who is entitled to vote? ..........................................................  10
   What other solicitations will be made? ............................................  10
PRINCIPAL SHAREHOLDERS ...............................................................  10
SHAREHOLDER PROPOSALS ................................................................  11
SCHEDULE A - INVESTMENT MANAGEMENT AGREEMENT BETWEEN
   DELAWARE VIP TRUST (F/K/A DELAWARE GROUP PREMIUM FUND) AND
   DELAWARE MANAGEMENT COMPANY ....................................................... A-1
SCHEDULE B - FORM OF INTERIM INVESTMENT MANAGEMENT AGREEMENT
   BETWEEN DELAWARE VIP TRUST AND DELAWARE INTERNATIONAL
    ADVISERS LTD. .................................................................... B-1

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                         DELAWARE VIP GLOBAL BOND SERIES
                              A Separate Series of
                               DELAWARE VIP TRUST

                          TO BE HELD ON AUGUST 31, 2004

MEETING INFORMATION

   This Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the "Meeting") of Delaware VIP Global Bond Series (the "Fund"), a separate series of Delaware VIP Trust, a Delaware statutory trust (the "Trust"). The Meeting will be held at the offices of Delaware Investments, which are located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103, on August 31, 2004 at 3:00 p.m., Eastern time. The Board of Trustees of the Trust, on behalf of the Fund, is soliciting these proxies.

   This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by Allmerica Financial Life Insurance & Annuity Co. ("Allmerica") and Lincoln Life and Annuity Company ("Lincoln Annuity") (collectively, the "Participating Insurance Companies") from owners of certain variable annuity contracts and variable insurance policies (collectively, "variable contracts") having contract values on June 22, 2004 allocated to a sub-account of one of the Participating Insurance Companies' separate accounts invested in shares of the Fund. For purposes of this Proxy Statement, the terms "you," "your," and "shareholder" refer to the direct shareholders of the Fund and to variable contract owners who invested in the Fund through variable contracts.

   This Proxy Statement and forms of Proxy Card and Voting Instructions will first be sent to shareholders and variable contract owners on or about July 9, 2004.

PURPOSES OF THE MEETING

   The purpose of the Meeting is to consider the Proposals that are listed in the accompanying Notice and any other business that may properly come before the Meeting.

   The Board of Trustees of the Trust urges you to complete, sign and return the Proxy Card and/or Voting Instruction Form included with this Proxy Statement whether or not you intend to be present at the Meeting. It is important that you return the signed Proxy Card/Voting Instruction Form promptly to help assure a quorum for the Meeting.

                      MORE INFORMATION REGARDING THE FUND

   The Fund's most recent Annual Report and Semi-Annual Report to Shareholders were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing or calling the Fund at the address and telephone number shown on the top of the Notice of Special Meeting of Shareholders.

                           OVERVIEW OF THE PROPOSALS

WHY AM I GETTING THIS PROXY?

   Delaware International Advisers Ltd. ("DIAL") is currently the investment manager to the Fund. If Proposal 1, as described in this Proxy Statement, is approved by shareholders, Delaware Management Company ("DMC") will replace DIAL as the provider of day-to-day investment management to the Fund. DMH Corp., of which DIAL is an indirect, wholly owned subsidiary, has entered into an agreement that, if consummated, will result in a company owned by DIAL's current management and others, including various private investment funds affiliated with Hellman & Friedman LLC, a private equity firm (the "Purchasers"), purchasing DIAL from Delaware Investments (the "DIAL Acquisition"). The Purchasers are paying Delaware Investments $172 million in cash and will provide relief of certain liabilities of approximately $27 million as of April 30, 2004. Under applicable law, the DIAL Acquisition will automatically result in the termination of DIAL's investment management agreement with the Trust, which provides for the provision of investment management services to the Fund (the "Current Agreement").

   In order for Delaware Investments to continue to provide overall management of the daily business affairs of the Fund, it is being proposed that after the DIAL Acquisition, DMC serve as the investment manager of the Fund pursuant to an Investment Management Agreement with the Trust (the "New Investment Management Agreement").

   The purpose of the Meeting is to have shareholders of the Fund vote upon a new investment management agreement that will be needed for the Fund's continuity of operations upon the anticipated completion of the DIAL Acquisition and, as described below, to ratify an interim investment management agreement with DIAL, should it be needed. The DIAL Acquisition is expected to close later this year.

WHAT IS AN "INTERIM AGREEMENT?"

   As discussed above, the laws that govern the operation of the Fund provide that the Current Agreement will automatically terminate as a result of the DIAL Acquisition. If the DIAL Acquisition is completed before the Meeting where shareholders of the Fund approve a new investment management agreement, the Trust (on behalf of the Fund) and DIAL will need an interim agreement (the "Interim Agreement") to ensure that uninterrupted advisory services are provided for the Fund.

   The Interim Agreement, if actually entered into, will permit DIAL to continue managing the Fund until a new investment management agreement is approved by the Fund's shareholders. However, applicable law requires that the Interim Agreement terminate no later than 150 days after it becomes effective.

   The Interim Agreement is generally identical in form and terms to the Current Agreement, except for certain additional provisions that are permitted or required by applicable law. The term and effective date of the Interim Agreement differ from the Current Agreement. As mentioned, the Interim Agreement can only remain in effect for 150 days. In addition, the Interim Agreement will have an "escrow" provision so that any compensation earned by DIAL under the Interim Agreement would be held in an interest-bearing escrow account.

   In order for such compensation to be released from the escrow account to DIAL for services to the Fund, Rule 15a-4(b) requires that shareholders of the Fund approve an agreement with DIAL before the end of the 150-day period. Because shareholders of the Fund are being asked to approve a new investment management agreement with DMC, not DIAL, shareholders of the Fund are being asked to ratify the Interim Agreement solely for the purpose of fulfilling Rule 15a-4(b)(2)'s technical requirement that shareholders of the Fund approve an agreement with DIAL before the end of the 150-day period before escrowed fees may be released.

   If the Interim Agreement is entered into (i.e., because the DIAL Acquisition closes before shareholders of the Fund approve a new investment management agreement) and shareholders of the Fund ratify the Interim Agreement, then DIAL is entitled to receive all of the compensation held in the escrow account plus any interest earned thereon. If the Interim Agreement is entered into and shareholders of the Fund do not ratify the Interim Agreement with DIAL, then DIAL is entitled to receive the lesser of the compensation held in the escrow account or its actual costs of providing advisory services during the period that such fees are being escrowed.

WHAT IS THE BOARD OF TRUSTEES RECOMMENDING?

   Therefore, at the Meeting, the Board of Trustees is recommending that shareholders of the Fund (a) approve the New Investment Management Agreement whereby DMC will take over responsibility from DIAL for the day-to-day investment management of the Fund and (b) ratify the Interim Agreement for the sole purpose of releasing to DIAL any compensation held in escrow, but only if such Interim Agreement ever becomes effective.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                         APPROVAL OF PROPOSALS 1 AND 2.

PROPOSAL 1: TO APPROVE AN INVESTMENT MANAGEMENT AGREEMENT WITH DMC

INTRODUCTION

   In order to ensure continued and uninterrupted services and management for the Fund following the closing of the DIAL Acquisition, management of the Fund recommended to the Board of Trustees at its May 20 and 21, 2004 Board Meeting that DMC be retained as the Fund's manager to continue to provide the overall management and coordination of the Fund's general operations and administration that has always been provided by an entity within Delaware Investments (currently DIAL) and to provide day-to-day management of the Fund's portfolio investments.

   On May 20 and 21, 2004, the Board of Trustees met to review and consider the DIAL Acquisition, its impact upon the Trust and the Fund, and Fund management's recommendation. As more fully described below, the Board of Trustees reviewed information provided by DIAL, DMC and the Purchasers. Based upon such information and the recommendations of Fund management, the Board of Trustees, at its May 20 and 21, 2004 meeting, approved the New Investment Management Agreement, subject to shareholder approval, and the Interim Agreement. The terms and conditions of the New Investment Management Agreement are substantially the same as the terms and conditions of the Current Agreement, except as otherwise described below under "COMPARISON OF THE CURRENT AGREEMENT AND THE NEW INVESTMENT MANAGEMENT AGREEMENT."

   The Current Agreement was originally approved by the initial shareholder of the Fund and became effective with respect to the Fund on December 15, 1999, and has not since been submitted to shareholders for approval. Such initial shareholder approval was obtained in connection with the reorganization of the Trust into a Delaware statutory trust. The Current Agreement's continuance was most recently approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" ("Independent Trustees"), as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), at the May 20-21, 2004 meeting of the Board of Trustees.

   At such May 20-21, 2004 meeting, the Board of Trustees, as part of its regularly scheduled annual review, also reviewed the contracts for each Delaware Investments service provider to the Fund (in addition to DIAL), including the principal underwriter, Delaware Distributors, L.P., and the transfer agent/shareholder servicing agent/fund accountant, Delaware Service Company, Inc. The Board reviewed materials provided by Delaware Investments concerning the level of service provided to the Fund and both the costs to the Fund and the profit to Delaware Investments. Throughout the prior year, the Board also received reports detailing Fund performance, the investment philosophy for the Fund and its expenses. In addition, the Board separately received and reviewed independent third-party reports analyzing the Fund's performance over a five-year period, as well as actual and contractual management and total expenses. The third-party reports also provided comparative information against the Fund's peer mutual funds (collectively, the "Management Contract Reports"). The Trustees also met separately and with the independent third party without Fund management present.

   Set out in this Proxy Statement is important information regarding DMC, the DIAL Acquisition, the New Investment Management Agreement, including a comparison of the New Investment Management Agreement to the Current Agreement, fees and expenses and certain other information that was presented to the Board of Trustees and that is important for you to consider in deciding how to vote. Following this information, beginning on page 5 is a description of the information that the Board particularly focused on in considering to approve and recommend that shareholders approve Proposal 1 and the Board's determinations with respect thereto.

APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT

   If approved by shareholders, the New Investment Management Agreement will become effective as to the Fund on the later of the date shareholders of the Fund approve the New Investment Management Agreement or the closing of the DIAL Acquisition. If shareholders of the Fund do not approve the New Investment Management Agreement, the Board of Trustees of the Trust will consider what appropriate action to take with respect to investment management arrangements for the Fund.

COMPARISON OF THE CURRENT AGREEMENT AND THE NEW INVESTMENT MANAGEMENT AGREEMENT

ADVISORY SERVICES

   The management services to be provided to the Fund by DMC as the new manager under the New Investment Management Agreement would be identical to those currently provided under the Current Agreement.

   Under the Current Agreement, DIAL determines from time to time what securities and other investments are to be purchased, retained, or sold with respect to the Fund and implements such determinations through the placement of orders for the execution of portfolio transactions with or through brokers or dealers as selected by DIAL. DIAL provides the services under the Current Agreement in accordance with the Fund's investment objectives, policies, and restrictions, as stated in the Fund's current prospectus. DMC will have the same contractual obligations and duties under the New Investment Management Agreement.

   Both the Current Agreement and the New Investment Management Agreement (i) require the manager to maintain all books and records with respect to the securities transactions of the Fund and to furnish the Board such periodic and special reports as the Board may request, and (ii) allow the manager to provide persons satisfactory to the Board to act as officers and employees of the Trust.

SUB-ADVISERS

   The Current Agreement and the New Investment Management Agreement each provide that the manager may from time to time employ or associate itself with such person or persons as the manager believes necessary to the performance of its obligations under the applicable Agreement; provided, however, that the compensation of such person or persons shall be paid by the manager. The manager may terminate the services of any such person and may assume the responsibilities of such person at any time under both the Current Agreement and the New Investment Management Agreement.

FEES

   The rate of investment management fees payable under the New Investment Management Agreement by the Fund would be the same as that paid under the Current Agreement. The annual rate of investment management fees payable to the manager, based on the average daily net assets of the Fund, under both the New Investment Management Agreement and the Current Agreement, and the fees earned, paid and waived by DIAL during the last fiscal year ended December 31, 2003 are as follows:

   RATE OF INVESTMENT                FEES EARNED    FEES ACTUALLY    FEES WAIVED
     MANAGEMENT FEE                    BY DIAL       PAID TO DIAL      BY DIAL
     --------------                    -------       ------------      -------

0.75% on first $500 million           $840,196         $799,715        $40,481
0.70% on next $500 million
0.65% on next $1,500 million
0.60% on assets in excess of
$2,500 million

   Had DMC been the manager for the Fund during the prior fiscal year, it would have earned the same fees as DIAL.

   DIAL has contractually agreed, through April 30, 2005, to waive its fees and pay the expenses of the Fund to the extent necessary to ensure that the Fund's annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and certain insurance costs, do not exceed 1.00% of the Fund's average daily net assets. DMC has agreed to assume and continue this contractual waiver through its remaining term. At the end of such term, DMC will reassess whether to continue such waiver.

PAYMENT OF EXPENSES

   Under both the Current Agreement and the New Investment Management Agreement, the Trust pays all the expenses incurred by it in connection with its own business affairs. Under the Current Agreement and the New Investment Management Agreement, the Trust and the manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

BROKERAGE

   The Current Agreement, subject to the primary objective of obtaining the best execution, permits DIAL to place orders for the purchase and sale of portfolio securities and other instruments with such broker-dealers who provide statistical, factual and financial information and services to the Trust, to DIAL, to any sub-adviser or to any other fund for which DIAL or any sub-adviser provides investment advisory services. The Current Agreement also permits DIAL to place orders for the purchase and sale of portfolio securities and other instruments with broker-dealers who sell shares of the Trust or who sell shares of any other investment company (or series thereof) for which DIAL or any sub-adviser provides investment advisory services, although this is not a practice in which DIAL or DMC currently engages. Broker-dealers who sell shares of any investment companies or series thereof for which DIAL or any sub-adviser provides investment advisory services are permitted to only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the U.S. Securities and Exchange Commission (the "SEC") and NASD Regulation, Inc. Subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, under the Current Agreement, DIAL may cause the Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where DIAL has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or DIAL's overall responsibilities with respect to the Trust and to other investment companies (or series thereof) and other advisory accounts for which DIAL or any sub-adviser exercises investment discretion.

   The New Investment Management Agreement contains substantially the same provision.

LIMITATION OF LIABILITY

   The Current Agreement provides that DIAL shall not be liable to the Trust or any shareholder for any action or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as manager to the Trust. The New Investment Management Agreement contains an identical provision.

CONTINUANCE

   If shareholders of the Fund approve the New Investment Management Agreement, the New Investment Management Agreement will continue with respect to the Fund until two years from the date of its execution, unless earlier terminated. The New Investment Management Agreement may be continued with respect to the Fund from year to year thereafter by a majority vote of the Board of the Trust or by a vote of a majority of all votes attributable to the outstanding shares of the Fund, provided that in either case the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

TERMINATION

   The Current Agreement provides that it may be terminated, without the payment of any penalty, with respect to the Fund at any time on 60 days' written notice to the other party, by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by DIAL. The Current Agreement also provides that it would immediately terminate in the event of its assignment.

   The New Investment Management Agreement contains identical termination provisions.

BOARD CONSIDERATIONS AND DETERMINATIONS

   In considering approval of the New Investment Management Agreement and submission of it to shareholders for their approval, the Board of Trustees reviewed information and representations provided by DMC, along with historical and comparative data provided by Lipper, Inc., an independent industry consultant, and advice from outside counsel as to the adequacy of the materials provided by DMC, and focused on: (1) the nature, extent, and quality of the services to be provided by DMC; (2) the investment performance of other funds advised by DMC; (3) the costs of the services to be provided and profits to be realized by DMC and its affiliates from the relationship with the Fund; and (4) the extent to which economies of scale would be realized as the Fund grows and the extent to which fee levels reflect economies of scale for the benefit of the Fund and its shareholders. The Board considered the presentations and information specific to the DIAL Acquisition and the New Investment Management Agreement in conjunction with the Management Contract Reports also presented at the May 20-21, 2004 meeting and the annual contract renewal process. Because solely a change in the ownership of DIAL necessitated reapproval of the Fund's investment management arrangements under the 1940 Act, no other investment managers were considered by Fund management or the Board.

   1. The Quality of Services to be Provided

   The Board considered information provided by DMC regarding its current capabilities and experience in managing both domestic and international debt securities, including managing such investments for other series within the Trust. Specifically, the Board of Trustees considered DMC's representations that it is able to provide a similar "top-down," macro-economic analysis of international debt securities as currently provided by DIAL. DMC represented to the Board, and the Board took into consideration, that DMC's recent and proposed future improvements to its global debt security management capabilities would make DMC able to provide investment management services at least comparable to those currently provided by DIAL, plus some added enhancements. DMC believes and represented that it would provide more emphasis on fundamental analysis and individual security selection, including credit and relative value analysis, than DIAL, which may lead to less volatility in the Fund's performance. Also, DMC generally has a more active portfolio management style than DIAL that may lead to higher portfolio turnover rates but reflects DMC's philosophy of reacting to changes or anticipated changes in both the markets and the particular portfolio securities or their industries. The Board also considered the depth of and quality of DMC's proposed global debt security management team and the recent and proposed future enhancements to that team and to its current capabilities, including the addition of staff and resources with respect to interest rate and currency trend and risk analysis.

   The Board also considered that the Fund would benefit from the strong corporate management and compliance oversight that is expected to continue to be provided by Delaware Investments, including DMC as the Fund's investment manager, in a manner similar to DMC's current role as investment manager to the various other funds of Delaware Investments. The level and quality of services as detailed in the Management Contract Reports were noted.

   Based upon these considerations, and particularly on DMC's investment style that places greater emphasis and focus on individual security selection and should lead to less volatility in the Fund's performance, the Board was able to conclude that the nature, extent and quality of the services to be provided by DMC under the New Investment Management Agreement are satisfactory and the New Investment Management Agreement is in the best interests of shareholders.

   2. Investment Performance

   In considering investment performance, the Board looked at the performance of certain other funds advised by DMC relative to their peers and benchmark, as detailed in the Management Contract Reports. Based upon these considerations, the Board determined that the performance of such other funds is favorable and provides evidence of the quality of investment management services to be provided under the New Investment Management Agreement. The Board did not review the performance of other funds managed by DIAL or any other manager because the Board was satisfied with DMC's plans for the Fund, including its greater emphasis and focus on individual security selection, and that such a change in management would help align the management style of the Fund with the other fixed income funds within Delaware Investments.

   3. The Costs of the Services to be Provided

   In considering the costs of the services to be provided and profits to be realized by DMC and its affiliates from the relationship with the Fund, the Board considered the fees charged to the Fund and the fair market value of the services to be provided by DMC. The Board looked at the actual advisory fees (with fee waivers) for the Fund compared to its peer group of comparable mutual funds and noted that such fees were lower than the median advisory fees charged by its peer group of comparable mutual funds.

   The Board's objective is to limit the total expense ratio of the Fund to an acceptable range as compared to the median for a peer group of comparable mutual funds. The Board took into consideration management's agreement with this objective and the means for implementing this objective, which could include certain types of remedial actions, as well as potential future voluntary or contractual expense caps. The Board considered that the Fund's total expense ratio (taking into account fee waivers) was lower than the median of a peer group of comparable mutual funds.

   Part of the Board's consideration of advisory fees and overall Fund fees included review of the quality of services performed by DMC's affiliates on behalf of the Fund, including fund accounting, transfer agent, administrative, and shareholder services and the fees charged for those services. The Board placed weight on the fact that the Fund's advisory fee would remain the same under the New Investment Management Agreement and that DMC had agreed to continue the fee waivers currently in effect for such waivers' current term. The expense and fee information for all Delaware Investments service providers, including DMC, was included as part of the third-party reports in the Management Contract Reports.

   In considering the extent to which economies of scale would be realized as the Fund grows and the extent to which fee levels reflect economies of scale for the benefit of the Fund, the Board considered that the Fund would benefit from advisory fee breakpoints that would be realized in the form of lower advisory fees as the Fund's assets grow. The Board also considered that the breakpoints were comparable to the breakpoints provided to other comparable mutual funds in the Fund's peer group. Based upon these considerations and the considerations regarding the fees in general, the Board was able to determine that the fees under the New Investment Management Agreement are fair and reasonable.

   In reaching its decision to recommend approval of the New Investment Management Agreement to shareholders, the Board did not identify any single factor as being of paramount importance. Based on the information and representations provided by DMC and its considerations as described above, the Board of Trustees, including a majority of Independent Trustees, determined that the recommended investment advisory arrangements for the Fund would provide high quality of services to the Fund and its shareholders and that the New Investment Management Agreement and the terms thereof, including the compensation to be paid under the New Investment Management Agreement, are in compliance with the 1940 Act, including the rules and regulations thereunder, and are fair and reasonable and in the best interests of shareholders.

   Therefore, the Board of Trustees determined that the New Investment Management Agreement should be submitted to shareholders with its recommendation for approval.

             PROPOSAL 2 - TO RATIFY THE INTERIM AGREEMENT WITH DIAL

   As described above, the Trust will only enter into the Interim Agreement with DIAL on behalf of the Fund in the event that shareholders of the Fund do not approve a new investment management agreement before the closing of the DIAL Acquisition and the automatic termination of the Current Agreement. However, in accordance with Rule 15a-4(b), in order for all of DIAL's escrowed investment management fees to be released to DIAL, shareholders of the Fund must approve a contract with DIAL. Because shareholders are not being asked to approve a new investment management agreement with DIAL, but with DMC, the Board of Trustees is submitting the Interim Agreement to shareholders for a vote for the sole purpose of authorizing the release of any escrowed fees to DIAL should the Interim Agreement ever be made effective. If shareholders ratify the Interim Agreement, all management fees escrowed pursuant to its terms will be released to DIAL. If shareholders of the Fund do not ratify the Interim Agreement, then DIAL will receive the lesser of (1) the total amount held in the escrow account (plus interest earned on that amount) or (2) any costs incurred by DIAL in performing its duties under the Interim Agreement prior to its termination (plus interest earned on the amount while in the escrow account).

   In determining whether to approve the Interim Agreement, the Board of Trustees, including a majority of the Independent Trustees, based on information and representations provided by DIAL, considered the terms and conditions of the Interim Agreement compared to those of the Current Agreement. The Board considered that the compensation earned under the Interim Agreement will meet the conditions of Rule 15a-4 of the 1940 Act and will be no greater than the compensation that DIAL would have received under the Current Agreement. The Board considered that the Interim Agreement contains almost identical terms and conditions as the Current Agreement, with the exception of certain items required to be in the Interim Agreement by Rule 15a-4 as described above and other slight changes. Based on its comparison of the Interim Agreement and Current Agreement, the Board determined that any differences between the Interim Agreement and the Current Agreement that are not required by Rule 15a-4 are immaterial.

   The Board considered DIAL's representation that there would be no planned changes with respect to the DIAL personnel responsible for security selection and portfolio management after the closing of the DIAL Acquisition. Based upon this consideration and the fact that the services required under the Interim Agreement are virtually identical to those provided under the Current Agreement and the fees will be no more than those under the Current Agreement, the Board determined that the scope and quality of services to be provided to the Fund under the Interim Agreement will be at least equivalent to the scope and quality of services provided under the Current Agreement.

   Based upon its consideration of the above factors, the Board determined that the Interim Agreement and the terms and conditions thereunder would provide continuity of investment management services during the period that the Interim Agreement would go into effect and that such continuity of services was in the best interests of shareholders of the Fund. Therefore, the Board approved the Interim Agreement and determined that it was appropriate to submit it to ratification by shareholders of the Fund to the extent necessary to ensure that DIAL would receive the amount of fees in escrow, as described above, and would be paid the amount equivalent to what it would have received under the Current Agreement had it not terminated. Based upon these determinations and the fact that DIAL agreed to provide continuity of portfolio management services after the DIAL Acquisition for the benefit of the Fund, the Board believes that DIAL is entitled to receive fair compensation, which will only be allowable under Rule 15a-4 if the Interim Agreement is ratified by shareholders.

       ADDITIONAL INFORMATION ABOUT DMC, DIAL AND OTHER SERVICE PROVIDERS

DMC AND DIAL

   DMC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and, together with its predecessors, has been managing funds within the Delaware Investments family since 1938. DMC is a series of Delaware Management Business Trust ("DMBT"). DMC and DMBT are located at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

   DIAL is a United Kingdom affiliate of DMC, is an investment adviser registered in the United States under the Advisers Act and is regulated by the Financial Services Authority in the United Kingdom. Since 1990, DIAL has managed the overseas assets of the funds within the Delaware Investments family. DIAL is located at Third Floor, 80 Cheapside, London, EC2V 6EE, England.

   As of May 31, 2004, DMC was managing approximately $25 billion in assets in various open-end and closed-end investment company accounts. DIAL was managing approximately $19.5 billion in institutional or separately managed accounts and approximately $4.5 billion in mutual fund accounts as of the same date. Other affiliates of DMC and DIAL were managing additional institutional and separate account assets in the amount of $13.9 billion as of that date.

   Both DMC and DIAL are indirect, wholly-owned subsidiaries of Lincoln National Corporation, also known as Lincoln Financial Group, a publicly held corporation. Lincoln National Corporation, with headquarters currently at 1500 Market Street, Suite 3900, Centre Square Tower, Philadelphia, Pennsylvania 19102, is a diversified organization involved in many aspects of the financial services industry, including insurance and investment management. Delaware International Holdings Ltd., located at Clarendon House, 2 Church Street, P.O. Box HM 1022, Hamilton HM DX Bermuda, owns 18.9% of DIAL. DIAL Holding Company, Inc., located at Foulkstone Plaza, 1430 Foulkstone, Wilmington, Delaware 19803, owns 81.1% of DIAL and 100% of Delaware International Holdings Ltd. DMH Corp. is located at the same address.

   At the closing of the DIAL Acquisition, Atlantic Value Partners (No. 3) Ltd. ("AVP 3"), whose registered address is 20-22 Bedford Row, London WC1R 4JS, England, intends to acquire 100% indirect control of DIAL, which will then operate under a new name.

   AVP 3 is an indirect, wholly-owned subsidiary of Atlantic Value Asset Management L.P. ("AVAM"), whose address is Appleby Corporate Services (Cayman) Limited, P.O. Box 1350GT, Clifton House, Fort Street, George Town, Grand Cayman, Cayman Islands. The sole general partner of AVAM is Atlantic Value GP Ltd. ("AVGP"), whose address is Appleby Corporate Services (Cayman) Limited, Clifton House, 75 Fort Street, P.O. Box 1350 GT, Grand Cayman, Cayman Islands.

   Various private equity funds affiliated with Hellman & Friedman LLC (the "H&F Funds"), which are limited partnerships, intend to invest as limited partners in AVAM and as shareholders in AVGP. One of the H&F Funds, HFCP IV (Bermuda), L.P., will be a 35.85% owner of AVGP. Each of the remaining H&F Funds will own less than 10% of AVGP. The address of each of the H&F Funds is c/o A.S.& K. Services Ltd., Cedar House, 41 Cedar Avenue, Hamilton HM EX Bermuda. The sole general partner of each of the H&F Funds is H&F Investors IV (Bermuda), L.P., whose address is c/o A.S.& K. Services Ltd., Cedar House, 41 Cedar Avenue, Hamilton HM EX Bermuda, and the sole general partner of H&F Investors IV (Bermuda), L.P. is H&F Corporate Investors IV (Bermuda) Ltd., whose address is c/o A.S.& K Services Ltd., Cedar House, 41 Cedar Avenue, Hamilton HM EX Bermuda. The shareholders of H&F Corporate Investors IV (Bermuda) Ltd., are eleven persons, each of whom owns less than 10% of H&F Corporate Investors IV (Bermuda) Ltd.

   Atlantic Value Partners Management, LP., whose address is c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware, also intends to invest as a limited partner in AVAM and a shareholder in AVGP. Atlantic Value Partners Management, L.P. is expected to be a 55.5% owner of AVGP. Atlantic Value Partners GP Limited, whose registered address is Third Floor, 80 Cheapside, London EC2V 6EE, England, is the sole general partner of Atlantic Value Partners Management, L.P. The shareholders of Atlantic Value Partners GP Limited are eight individual members of DIAL management, each of whom owns 12.5% of Atlantic Value Partners GP Limited.

   DMC does not currently provide investment management services to other mutual funds that have investment objectives and strategies that are similar to the Fund. However, DMC does manage other mutual funds, a portion of whose portfolios contains securities similar to those held by the Fund.

   DMC is a series of DMBT. The Trustee, the Managing Directors and the principal executive officer of DMC and their principal occupations (that are positions with DMC) are as follows: Jude T. Driscoll is the President and Chief Executive Officer of DMC; Gerald S. Frey, Managing Director and Chief Investment Officer-Growth Investing; See Y. Quek, Executive Vice President, Managing Director-Fixed Income; Patrick P. Coyne, Executive Vice President, Managing Director, Chief Investment Officer-Fixed Income; and John B. Fields, Senior Vice President/Trustee. The address of each of the principal executive officer, the Managing Directors and Trustee of DMC is 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

   The following officers of DMC are also officers of the Trust: Jude T. Driscoll serves as Chairman, President and Trustee of the Trust; Richelle S. Maestro serves as Executive Vice President, General Counsel and Secretary to DMC and the Trust; and Joseph H. Hastings serves as Executive Vice President, Interim Chief Financial Officer, Treasurer and Controller of DMC and Executive Vice President and Chief Financial Officer of the Trust.

   Currently and until the closing of the DIAL Acquisition, Jude T. Driscoll is Chairman and Director of DIAL. Clive A. Gillmore is Deputy Managing Director of DIAL. In addition to Mr. Driscoll and Mr. Gillmore, the Directors and their principal occupations with DIAL are as follows: John C.E. Campbell, Director; George E. Deming, Director; Elizabeth A. Desmond, Regional Research Director/Director/Senior Portfolio Manager; John Emberson, Director/Chief Operating Officer/Secretary; John Kirk, Director/Senior Portfolio Manager; G. Roger H. Kitson, Vice Chairman/Director; Nigel G. May, Regional Research Director/Director/Senior Portfolio Manager; Christopher A. Moth, Director/Chief Investment Officer-Fixed Income/Senior Portfolio Manager; Hamish O. Parker, Director/Senior Portfolio Manager; and David G. Tilles, Managing Director/Chief Investment Officer. The address of each of the officers and/or Directors of DIAL, other than Messrs. Driscoll and Gillmore, is 80 Cheapside, London, EC2V 6EE, England.

   After the closing of the DIAL Acquisition, David G. Tilles will be the Managing Director and Chief Executive Officer of DIAL. Clive A. Gillmore will be the Deputy Managing Director of DIAL. In addition to Mr. Tilles and Mr. Gillmore, the Directors and their principal occupations with DIAL will be as follows: G. Roger H. Kitson, Director; Hamish O. Parker, Director; Elizabeth

A. Desmond, Regional Research Director; John Emberson, Director/Chief Operating Officer; John Kirk, Director/Global Fixed Income and Currency; Nigel G. May, Regional Research Director; and Christopher A. Moth, Director/Chief Investment Officer Global Fixed Income & Currency. The address of each of the officers and/or Directors of DIAL is 80 Cheapside, London, EC2V 6EE, England.

ADMINISTRATOR AND DISTRIBUTOR

   The Fund receives administrative services from DIAL, the investment manager, and from Delaware Service Company, Inc. ("DSC"), which acts as Shareholder Servicing, Dividend Disbursing, Accounting Services and Transfer Agent. For the fiscal year ended December 31, 2003, DSC received $58,920 from the Fund for such services. DSC is located at 2005 Market Street, Philadelphia, PA 19103-7094. If shareholders approve Proposal 1, it is anticipated that DMC will provide to the Fund those administrative services currently provided by DIAL. The DIAL Acquisition will not affect the services provided by DSC.

   The Fund's principal underwriter is Delaware Distributors, L.P ("DDLP"), 2005 Market Street, Philadelphia, PA 19103-7094. DDLP may receive fees from the Fund under a distribution plan in connection with the sale and distribution of Service Class Shares of the Fund. For the fiscal year ended December 31, 2004, the Fund paid DDLP $18 for such services

                               VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE PROPOSALS?

   Provided that there is 33 1/3% of the shares present in person or represented by proxy and entitled to vote at the Meeting (i.e., a quorum is present), the approval of each Proposal requires the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Fund, or (ii) 67% or more of the shares represented at the Meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of the Fund held on the Record Date. If sufficient votes to approve a Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. The holders of a majority of shares of the Fund entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute a quorum) may adjourn the Meeting. The Meeting may also be adjourned by the chairperson of the Meeting. Any adjournment may be with respect to one Proposal, but not necessarily both Proposals.

   Abstentions will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes against a Proposal for purposes of determining whether the matters to be voted upon at the Meeting have been approved.

   The rules of the SEC require that the Fund disclose in this Proxy Statement the effect of "broker non-votes." Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. As described further above, each Participating Insurance Company, as the shareholder of record of the Fund's shares, generally is required to vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received by the Participating Insurance Company. Broker non-votes (if any), therefore, will be so voted by the Participating Insurance Companies just as any other shares for which the Participating Insurance Companies do not receive voting instructions.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person. You may also vote by completing and signing the attached proxy card or voting instruction form and mailing it in the enclosed postage paid envelope. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card or voting instruction form but give no voting instructions, your shares will be voted in favor of the Proposals and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

   Variable contract owners should complete the enclosed voting instruction form and mail it in the enclosed postage paid envelope. If a duly executed and dated voting instruction form is received that does not specify a choice, the Participating Insurance Company will consider its timely receipt as an instruction to vote "FOR" the Proposals. If you do not return a voting instruction form, your Participating Insurance Company will vote, if required, your shares in proportion to those for which timely instructions are received. You may also call toll-free to give voting instructions by telephone or you may give voting instructions using the Internet.

MAY I REVOKE MY PROXY/VOTING INSTRUCTIONS?

   Shareholders may revoke their proxy at any time before it is voted by sending a written notice to the Trust expressly revoking their proxy, by signing and forwarding to the Trust a later-dated proxy, or by attending the Meeting and voting in person. Variable contract owners may revoke previously submitted voting instructions by sending a written notice to their Participating Insurance Company expressly revoking their instructions, by signing and forwarding to their Participating Insurance Company later-dated voting instructions, or otherwise giving notice of revocation at the Meeting. Variable contract owners should contact their Participating Insurance Company for further information on how to revoke previously given voting instructions, including any applicable deadlines.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

   The Board of Trustees of the Trust does not intend to bring any matters before the Meeting other than those described in this Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

   Only shareholders of record of the Fund at the close of business on June 22, 2004 (the "Record Date") will be entitled to vote at the Meeting. Variable contract owners of record at the close of business on the Record Date have the right to instruct their Participating Insurance Company as to the manner in which the Fund shares attributable to their variable contract should be voted. As of the Record Date, there were 7,434,130.573 outstanding shares of the Fund, of which 7,433,472.659 are represented by Standard Class shares and 657.914 are represented by Service Class shares.

WHAT OTHER SOLICITATIONS WILL BE MADE?

   The Fund and the Participating Insurance Companies will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. DMC and DIAL may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Trust, the Participating Insurance Companies, DMC or DIAL, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. It is not currently anticipated that the Trust will engage a proxy solicitation firm to solicit proxies or voting instructions. The costs of the proxy solicitation will be borne by DMC, DIAL or their affiliates and will not be borne by the Trust, the Fund or its shareholders.

                             PRINCIPAL SHAREHOLDERS

   On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of the Fund.

   To the best knowledge of the Trust, as of the Record Date, no person, except as set forth below, owned beneficially or of record more than 5% of the outstanding shares of any class of the Fund:

                                                                               NUMBER OF
                                                                                 SHARES       PERCENTAGE
                                                  NAME AND ADDRESS            BENEFICIALLY     OF CLASS
       CLASS                                       OF SHAREHOLDER                OWNED          OWNED
       -----                                       --------------                -----          -----
   Standard Class                           Lincoln National Life
                                            Company Separate Account- C
                                            1300 South Clinton Street
                                            P.O. Box 2340
                                            Fort Wayne, IN 46801             6,641,610.760      89.35%

                                            SMA Life Assurance Company
                                            Separate Account - VA-K
                                            Attention: Jay Burke N344
                                            440 Lincoln Street
                                            Worcester, MA 16530                 651,728.98       8.77%


                                                                               NUMBER OF
                                                                                 SHARES       PERCENTAGE
                                                  NAME AND ADDRESS            BENEFICIALLY     OF CLASS
       CLASS                                       OF SHAREHOLDER                OWNED          OWNED
       -----                                       --------------                -----          -----
   Service Class                            Delaware Management
                                            Business Trust
                                            Delaware Management Advisers
                                            Attention: Joseph H. Hastings
                                            2005 Market Street
                                            Philadelphia, PA 19103                 657.914     100.00%


                             SHAREHOLDER PROPOSALS

   Because the Trust and the Fund do not hold regular shareholder meetings, there currently is no specific date by which shareholder proposals intended to be presented at future Meetings of Shareholders must be received by the Trust. However, a proposal that is received by the Trust at its principal executive offices a reasonable time before the Trust begins to print and mail its proxy materials for such a meeting will be considered for inclusion in the Trust's proxy statement and form or forms of proxy card/voting instruction form relating to such meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in these proxy materials.

                                   SCHEDULE A

                         INVESTMENT MANAGEMENT AGREEMENT

   AGREEMENT, made by and between DELAWARE GROUP PREMIUM FUND, a Delaware business trust (the "Trust"), on behalf of each series of shares of beneficial interest of the Trust that is listed on Exhibit A to this Agreement, as that Exhibit may be amended from time to time (each such series of shares is hereinafter referred to as a "Series" and, together with other series of shares listed on such Exhibit, the "Series"), and DELAWARE MANAGEMENT COMPANY, A SERIES OF DELAWARE MANAGEMENT BUSINESS TRUST, A DELAWARE BUSINESS TRUST (the "Investment Manager").

                                   WITNESSETH:

   WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, each Series engages in the business of investing and reinvesting its assets in securities; and

   WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940 as an investment adviser and engages in the business of providing investment management services; and

   WHEREAS, the Trust, on behalf of each Series, and the Investment Manager desire to enter into this Agreement.

   NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

   The Trust hereby employs the Investment Manager to manage the investment and reinvestment of each Series' assets and to administer its affairs, subject to the direction of the Trust's Board of Trustees and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent of the Trust. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Series and shall effect the purchase and sale of such investments in furtherance of each Series' objectives and policies and shall furnish the Board of Trustees of the Trust with such information and reports regarding each Series' investments as the Investment Manager deems appropriate or as the Trustees of the Trust may reasonably request.

   The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Trustees, officers and employees of the Investment Manager may be directors, trustees, officers and employees of any of the investment companies within the Delaware Investments family (including the Trust). Trustees, officers and employees of the Investment Manager who are directors, trustees, officers and/or employees of these investment companies, shall not receive any compensation from such companies for acting in such dual capacity.

   In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

   (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected who provide statistical, factual and financial information and services to the Trust, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a "Sub-Adviser") or to any other fund for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Trust or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and NASD Regulation, Inc.

   (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Series to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Trust and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager or any Sub-Adviser exercises investment discretion.

   As compensation for the services to be rendered to a particular Series by the Investment Manager under the provisions of this Agreement, the Trust shall pay monthly to the Investment Manager exclusively from that Series' assets, a fee based on the average daily net assets of that Series during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Series as set forth in Exhibit A hereto.

   If this Agreement is terminated prior to the end of any calendar month with respect to a particular Series, the management fee for such Series shall be prorated for the portion of any month in which this Agreement is in effect with respect to such Series according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

   The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 ("Sub-Advisers") to perform some or all of the services for a Series for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Series. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Series' shareholders is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

   The services to be rendered by the Investment Manager to the Trust under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

   The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

   It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Trust's investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates shall have the right permanently to adopt and to use the words "Delaware," "Delaware Investments" or "Delaware Group" in their names and in the names of any series or class of shares of such funds.

   In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Trust, the Investment Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

   This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to a particular Series as of the effective date set forth in Exhibit A for that Series, if approved by the vote of a majority of the outstanding voting securities of that Series. It shall continue in effect for an initial period of two years for each Series and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of that Series and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated as to any Series by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to the vote of a majority of the outstanding voting securities of the affected Series. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

   This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

   For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities; "interested person"; and "assignment" shall have the meaning defined in the 1940 Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the 15th day of December, 1999.

DELAWARE MANAGEMENT COMPANY,                   DELAWARE VIP TRUST
A SERIES OF DELAWARE MANAGEMENT
BUSINESS TRUST

By: /s/ David K. Downes                        By: /s/ David K. Downes
   --------------------------------               ------------------------------
Name: David K. Downes                          Name: David K. Downes
Title: President                               Title: President/Chief Executive
                                                       Officer/Chief Financial
                                                       Officer

Attest: /s/ Brian L. Murray, Jr.               Attest: /s/ Brian L. Murray, Jr.
       ----------------------------                   --------------------------
Name: Brian L. Murray, Jr.                     Name: Brian L. Murray, Jr.
Title: Vice President/Assistant                Title: Vice President/Assistant
       General Counsel/Assistant                      General Counsel/Assistant
       Secretary                                      Secretary

                               AMENDMENT NO. 3 TO

                                    EXHIBIT A

                     OF THE INVESTMENT MANAGEMENT AGREEMENT

   THIS EXHIBIT to the Investment Management Agreement dated December 15, 1999 (the "Agreement") between DELAWARE VIP TRUST and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust (the "Investment Manager"), amended as of the ___ day of ___, 2004 to add Delaware VIP Emerging Markets Series, Delaware VIP Global Bond Series and Delaware VIP International Value Equity Series, lists the Series for which the Investment Manager provides investment management services pursuant to this Agreement, along with the management fee rate schedule for each Series and the date on which the Agreement became effective for each Series.

                                                                               MANAGEMENT FEE SCHEDULE
                                                                                (AS A PERCENTAGE OF
SERIES                                             EFFECTIVE DATE             AVERAGE DAILY NET ASSETS)
------                                             --------------             -------------------------
Delaware VIP Balanced Series                       December 15, 1999         0.65% on first $500 million
                                                                             0.60% on next $500 million
                                                                             0.55% on next $500 million
                                                                             0.50% on assets in excess of $2,500 million

Delaware VIP Capital Reserves                      December 15, 1999         0.50% on first $500 million
Series                                                                       0.475% on next $500 million
                                                                             0.45% on next $500 million
                                                                             0.425% on assets in excess of $2,500 million

Delaware VIP Cash Reserve                          December 15, 1999         0.45% on first $500 million
Series                                                                       0.40% on next $500 million
                                                                             0.35% on next $500 million
                                                                             0.30% on assets in excess of $2,500 million

Delaware VIP Diversified Income                    May 20, 2003              0.65% on first $500 million
Series                                                                       0.60% on next $500 million
                                                                             0.55% on next $500 million
                                                                             0.50% on assets in excess of $2,500 million

Delaware VIP Emerging Markets                      __________, 2004          1.25% on first $500 million
Series                                                                       1.20% on next $500 million
                                                                             1.15% on next $1,500 million
                                                                             1.10% on assets in excess of $2,500 million

Delaware VIP Global Bond Series                    __________, 2004          0.75% on first $500 million
                                                                             0.70% on next $500 million
                                                                             0.65% on next $1,500 million
                                                                             0.60% on assets in excess of $2,500 million

Delaware VIP Growth and Income                     December 15, 1999         0.65% on first $500 million
Series                                                                       0.60% on next $500 million
                                                                             0.55% on next $500 million
                                                                             0.50% on assets in excess of $2,500 million

Delaware VIP Growth Opportunities                  December 15, 1999         0.75% on first $500 million
Series                                                                       0.70% on next $500 million
                                                                             0.65% on next $500 million
                                                                             0.60% on assets in excess of $2,500 million

                                                                               MANAGEMENT FEE SCHEDULE
                                                                                (AS A PERCENTAGE OF
SERIES                                             EFFECTIVE DATE             AVERAGE DAILY NET ASSETS)
------                                             --------------             -------------------------
Delaware VIP High Yield Series                     December 15, 1999         0.65% on first $500 million
                                                                             0.60% on next $500 million
                                                                             0.55% on next $500 million
                                                                             0.50% on assets in excess of $2,500 million

Delaware VIP International Value                   __________, 2004          0.85% on first $500 million
Equity Series                                                                0.80% on next $500 million
                                                                             0.75% on next $1,500 million
                                                                             0.70% on assets in excess of $2,500 million

Delaware VIP REIT Series                           December 15, 1999         0.75% on first $500 million
                                                                             0.70% on next $500 million
                                                                             0.65% on next $500 million
                                                                             0.60% on assets in excess of $2,500 million

Delaware VIP Select Growth Series                  December 15, 1999         0.75% on first $500 million
                                                                             0.70% on next $500 million
                                                                             0.65% on next $500 million
                                                                             0.60% on assets in excess of $2,500 million

Delaware VIP Small Cap Value Series                December 15, 1999         0.75% on first $500 million
                                                                             0.70% on next $500 million
                                                                             0.65% on next $500 million
                                                                             0.60% on assets in excess of $2,500 million

Delaware VIP Social Awareness Series               December 15, 1999         0.75% on first $500 million
                                                                             0.70% on next $500 million
                                                                             0.65% on next $500 million
                                                                             0.60% on assets in excess of $2,500 million

Delaware VIP Trend Series                          December 15, 1999         0.75% on first $500 million
                                                                             0.70% on next $500 million
                                                                             0.65% on next $500 million
                                                                             0.60% on assets in excess of $2,500 million

Delaware VIP U.S. Growth Series                    December 15, 1999         0.65% on first $500 million
                                                                             0.60% on next $500 million
                                                                             0.55% on next $500 million
                                                                             0.50% on assets in excess of $2,500 million

DELAWARE MANAGEMENT COMPANY,                                           DELAWARE VIP TRUST
A SERIES OF DELAWARE MANAGEMENT
BUSINESS TRUST

By:_______________________________________________                     By___________________________________
Name:                                                                  Name:
Title:                                                                 Title:

Attest:________________________________                                Attest:________________________________
Name:                                                                  Name:
Title:                                                                 Title:

                                   SCHEDULE B

                     INTERIM INVESTMENT MANAGEMENT AGREEMENT

   AGREEMENT, made by and between DELAWARE VIP TRUST, a Delaware Statutory Trust (the "Trust"), on behalf of each series of shares of beneficial interest of the Trust that is listed on Exhibit A to this Agreement, as that Exhibit may be amended from time to time (each such series of shares is hereinafter referred to as a "Series" and, together with other series of shares listed on such Exhibit, the "Series"), and DELAWARE INTERNATIONAL ADVISERS LTD., a U.K. company ("Investment Manager").

                                  WITNESSETH:

   WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, each Series engages in the business of investing and reinvesting its assets in securities; and

   WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940, as amended, as an investment adviser and engages in the business of providing investment management services; and

   WHEREAS, the Investment Manager and the Trust, on behalf of the Series, entered into a prior Investment Management Agreement dated December 15, 1999 whereby the Investment Manager has provided investment advisory services to the Trust with respect to the Series, which agreement will terminate automatically upon the closing of the Acquisition of the Investment Manager; and

   WHEREAS, the Trust, on behalf of each Series, and the Investment Manager desire to enter into this interim investment management agreement ("Interim Agreement").

   NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

   The Trust hereby employs the Investment Manager to manage the investment and reinvestment of each Series' assets and to administer its affairs, subject to the direction of the Trust's Board of Trustees and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent of the Trust. The Investment Manager shall regularly make decisions as to what securities to purchase and sell on behalf of each Series and shall effect the purchase and sale of such investments in furtherance of each Series' objectives and policies and shall furnish the Board of Trustees of the Trust with such information and reports regarding each Series' investments as the Investment Manager deems appropriate or as the Trustees of the Trust may reasonably request.

   The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Trustees, officers and employees of the Investment Manager may be directors, trustees, officers and employees of any of the investment companies within the Delaware Investments family (including the Trust). Trustees, officers and employees of the Investment Manager who are trustees, directors, officers and/or employees of these investment companies, shall not receive any compensation from the Trust for acting in such dual capacity.

   In the conduct of the respective business of the parties hereto and in the performance of this Interim Agreement, the Trust and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

   (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers who provide statistical, factual and financial information and services to the Trust, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a "Sub-Adviser") or to any other fund for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Trust or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment companies or series thereof for which the Investment

       Manager or Sub-Adviser provides advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and NASD Regulation, Inc.

   (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Series to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Trust and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager or any Sub-Adviser exercises investment discretion.

   As compensation for the services to be rendered to a particular Series by the Investment Manager under the provisions of this Interim Agreement, the Trust shall pay monthly to the Investment Manager exclusively from that Series' assets, a fee based on the average daily net assets of that Series during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Series as set forth in Exhibit A hereto.

   If this Interim Agreement is terminated prior to the end of any calendar month with respect to a particular Series, the management fee for such Series shall be prorated for the portion of any month in which this Interim Agreement is in effect with respect to such Series according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

   In accordance with Rule 15a-4(b)(2) under the 1940 Act, fees earned by the Investment Manager under this Interim Agreement shall be held in an interest-bearing escrow account pursuant to the following requirements:

   (a) The fees shall be held in an interest-bearing escrow account with the Series' custodian or bank, an escrow institution mutually agreed upon by the parties to this Interim Agreement, pursuant to a written escrow agreement;

   (b) If a majority of a Series' outstanding voting securities approve a contract with the Investment Manager within 150 days of the effective date of this Interim Agreement, then the Investment Manager shall be paid, the amount in the escrow account (including interest earned) held with respect to that Series.

   (c) If a majority of a Series' outstanding voting securities do not approve a contract with the Investment Manager within 150 days of the effective date of this Interim Agreement, then the Investment Manager shall be paid, from the escrow account, the lesser of an amount equal to:

       (i) any costs incurred in performing services for such Series under this Interim Agreement (plus interest earned on that amount in the escrow account); or

       (ii) the total amount in the escrow account relating to such Series (plus interest earned thereon).

   The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 ("Sub-Advisers") to perform some or all of the services for a Series for which it is responsible under this Interim Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Series. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Series' shareholders is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

   The services to be rendered by the Investment Manager to the Trust under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Interim Agreement shall not be impaired thereby.

   The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

   It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Trust's investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates shall have the right permanently to adopt and to use the words "Delaware," "Delaware Investments" or "Delaware Group" in their names and in the names of any series or class of shares of such funds.

   In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Trust, the Investment Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

   This Interim Agreement shall be executed and become effective as of the date written below. In accordance with Rule 15a-4(b)(2)(iv) under the 1940 Act, this Interim Agreement, unless sooner terminated, shall continue with respect to a Series until the earlier of: (i) the date on which a new investment advisory agreement in regard to the Series is approved by a vote of a "majority" of the Series' outstanding voting securities; and (ii) one hundred and fifty days after the effective date of this Interim Agreement. Notwithstanding the foregoing, this Interim Agreement may be terminated as to any Series by the Trust at any time, without the payment of a penalty, on ten days' advance written notice to the Investment Manager of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to the vote of a majority of the outstanding voting securities of the affected Series. The Investment Manager may terminate this Interim Agreement at any time, without the payment of a penalty, on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Interim Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Interim Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Interim Agreement shall automatically terminate in the event of its assignment.

   This Interim Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

   For the purposes of this Interim Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested person"; and "assignment" shall have the meaning defined in the 1940 Act.

   IN WITNESS WHEREOF, the parties hereto have caused this Interim Agreement to be signed by their duly authorized officers and duly attested as of the ____ day of ________________, 2004.



DELAWARE INTERNATIONAL                  DELAWARE VIP TRUST
ADVISERS LTD.


By:____________________________         By_____________________________________
Name:                                   Name:
Title:                                  Title:

Attest:________________________         Attest:________________________________
Name:                                   Name:
Title:                                  Title:

                                   EXHIBIT A

   This Exhibit to the Interim Investment Management Agreement between Delaware VIP Trust and Delaware International Advisers Ltd. (the "Investment Manager"), entered into as of this [ ] of [ ], 2004 (the "Interim Agreement") lists the Series for which the Investment Manager provides investment management services pursuant to this Interim Agreement, along with the management fee rate schedule for each Series and the date on which this Interim Agreement became effective for each Series.

                                                     Management Fee Schedule
                                               (as a percentage of average daily
                                                           net assets)
Series                                                     Annual Rate
------                                                     -----------
Delaware VIP Emerging Markets Series           1.25% on first $500 million
                                               1.20% on next $500 million
                                               1.15% on next $1,500 million
                                               1.10% on assets in excess of $2,500 million

Delaware VIP Global Bond Series                0.75% on first $500 million
                                               0.70% on next $500 million
                                               0.65% on next $1,500 million
                                               0.60% on assets in excess of $2,500 million

Delaware VIP International Value Equity        0.85% on first $500 million
Series                                         0.80% on next $500 million
                                               0.75% on next $1,500 million
                                               0.70% on assets in excess of $2,500 million

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


                       This page intentionally left blank

                       This page intentionally left blank

PX-VIP-GB [- -] IVES 7/04

DELAWARE VIP GLOBAL BOND SERIES (THE "FUND")
SPECIAL SHAREHOLDER MEETING - AUGUST 31, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Richelle S. Maestro, Michael P. Bishof and David
P. O'Connor, or any of them, each with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of the Fund named above, a series of the Trust (as defined in the proxy statement), to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103, on Tuesday, August 31, 2004 at 3:00 P.M. (E.T.), or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSALS AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please vote by checking (|X|) the appropriate box below.


                                                                               FOR                AGAINST               ABSTAIN
1. To approve an Investment Management Agreement
   between the Trust, on behalf of the Fund, and                               |_|                  |_|                   |_|
   Delaware Management Company

2. Only if, the DIAL Acquisition (as defined in the
   proxy statement) is completed before shareholders
   have approve an investment management agreement                             |_|                  |_|                   |_|
   on behalf of the Fund, to ratify an Interim
   Management Agreement, if any, between the Trust
   and Delaware International Advisers Ltd.


                                                                           THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO
                                                                           SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID
                                                                           THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE
                                                                           DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ON THIS
                                                                           CARD TO AUTHORIZE THE VOTING OF YOUR SHARES AS
                                                                           INDICATED. WHERE SHARES ARE REGISTERED WITH JOINT
                                                                           OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING
                                                                           AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER
                                                                           REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

                                                                           Date _______________, 2004

                                                                           ------------------------------------------------------
                                                                           |                                                     |
                                                                           ------------------------------------------------------
                                                                             Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)


DELAWARE VIP GLOBAL BOND SERIES (THE "FUND")
SPECIAL SHAREHOLDER MEETING - AUGUST 31, 2004

[THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY ("ALLMERICA"), AMERICAN OF NEW YORK AND LINCOLN LIFE AND ANNUITY COMPANY ("LINCOLN ANNUITY")]

The undersigned hereby instructs the above-referenced insurance company [Allmerica, American of New York and/or Lincoln Annuity] to vote the shares of the Fund, a series of Delaware VIP Trust, attributable to the undersigned's variable annuity contract and held in the insurance company's separate account at the Special Meeting of Shareholders of the Fund to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103, on Tuesday, August 31, 2004 at 3:00 P.M., E.T., or at any postponement or adjournments thereof, as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU INSTRUCT THE INSURANCE COMPANY [ALLMERICA, AMERICAN OF NEW YORK AND/OR LINCOLN ANNUITY] TO VOTE THE PROPOSALS AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSALS, AND TO USE ITS DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. IF THIS CARD IS NOT RETURNED, OR IS RETURNED NOT PROPERLY EXECUTED, THE INSURANCE COMPANY WILL VOTE THE APPLICABLE SHARES IN THE SAME PROPORTION AS IT VOTES FOR WHICH IT HAS RECEIVED INSTRUCTIONS. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

PLEASE FILL IN THE BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE POINT PENS. |X|
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
                                                                               FOR                AGAINST               ABSTAIN
1. To approve an investment management agreement
   with Delaware Management Company                                            [_]                   [_]                  [_]

2. Only if, the DIAL Acquisition (as defined in the
   proxy statement) is completed before shareholders
   have approve an investment management agreement                             [_]                   [_]                  [_]
   on behalf of the Fund, to ratify an Interim
   Management Agreement, if any, between the Trust
   and Delaware International Advisers Ltd.


                                                                           THIS VOTING INSTRUCTION CARD IS ONLY VALID WHEN SIGNED
                                                                           AND DATED. TO SECURE THE LARGEST POSSIBLE REPRESENTATION
                                                                           AND AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION,
                                                                           PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ON
                                                                           THIS CARD. WHERE CONTRACTS ARE REGISTERED WITH JOINT
                                                                           OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS
                                                                           EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                           SHOULD GIVE FULL TITLE AS SUCH.
                                                                           ---------------------------------------------------------

                                                                           ---------------------------------------------------------
                                                                            Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

                                                                                         Date _______________, 2004
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